STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-1

Distribution Number	3
Beginning Date of Accrual Period	20-Jul-01
End Date of Accrual Period	19-Aug-01
Distribution Date	20-Aug-01
Previous Distribution Date	20-Jul-01

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements	28,468,394.74
Principal Collections	21,238,231.89
Interest Collections	7,230,162.85
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	28,468,394.74
Servicing Fee	317,142.30
Interest Paid to Certificates	2,407,233.41
Principal Paid to Certificates	25,744,019.03
Overcollateralization Release Amount	0.00
Equity Certificate	0.00

Balance Reconciliation

Begin Principal Balance	761,141,516.20
Principal Collections (including repurchases)	21,238,231.89
Charge off Amount	0.00
End Principal Balance	739,903,284.31

Collateral Performance
Cash Yield (% of beginning balance)	11.40%
Charge off Amount (% of beginning balance)	0.00%
Net Yield	11.40%

Delinquent Loans
30-59 days principal balance of loan	16,059,779.84
30-59 days number of loans	180
60-89 days principal balance of loan	2,390,617.75
60-89 days number of loans	26
90+ days principal balance of loan	1,302,878.04
90+ days number of loans	18

Loan Detail
Number Purchased pursuant to 2.02, 2.04, 3.01 and 3.07	-
Principal Balance Purchased pursuant to 2.02, 2.04, 3.01 and 3.07	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	8,787
Number of HEL outstanding (EOP)	8,566
Book value of real estate acquired through foreclosure/grant of deed	-
Number of Loans that went into REO	1
Principal Balance of Loans that went into REO	87,453.71

Overcollateralization
Begin OC Amount	88,081,690.61
OC Release Amount	0.00
Extra Principal Distribution	4,505,787.14
End OC Amount	92,587,477.75

Target OC Amount	131,400,401.25
Interim OC Amount	88,081,690.61
Interim OC Deficiency	43,318,710.65

Monthly Excess Cashflow	4,505,787.14

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance	90.32%

Interest Calculations
1 month LIBOR	3.82875%
Class A Formula Rate (1 mo Libor plus 29bps)	4.11875%
Class A Pass-Through Rate	4.11875%
Class M Formula Rate (1 mo Libor plus 55bps)	4.37875%
Class M Pass-Through Rate	4.37875%
Available Funds Cap	11.23390%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	39.249085
2. Principal Distribution per $1,000	35.918482
3. Interest Distribution per $1,000	3.330603

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	4.11875%
2. Days in Accrual Period	31

3. Class A Interest Due	2,068,870.78
4. Class A Interest Paid	2,068,870.78

5. Class A Interest Carry Forward Amount Paid	0.00
6. Class A Supplemental Interest Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	583,322,515.51
2. Class A Principal Due	22,311,483.16
3. Class A Principal Paid	22,311,483.16
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	561,011,032.35

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP	0.9031522
8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.7582221

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	39.461056
2. Principal Distribution per $1,000	35.920216
3. Interest Distribution per $1,000	3.540840

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	4.37875%
2. Days in Accrual Period	31

3. Class M Interest Due	338,362.63
4. Class M Interest Paid	338,362.63

5. Class M Interest Carry Forward Amount Paid	0.00
6. Class M Supplemental Interest Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	89,737,310.08
2. Class M Principal Due	3,432,535.87
3. Class M Principal Paid	3,432,535.87
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	86,304,774.21

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP	0.9031475
8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.1166433